January 19, 2006

WOMEN’S EQUITY FUND CLASS I SHARES

A series of Professionally Managed Portfolios

Supplement to
Prospectus dated January 19, 2006
Effective January 19, 2006 to February 28, 2006

Please note that during the period from January 19, 2006 to February 28, 2006, the Women’s Equity Fund Class I shares will not be accepting subscriptions from prospective investors. Shares of the Fund will be first offered and sold to investors when the Fund commences operations on March 1, 2006.

The Fund’s Prospectus is available by calling (888) 552-9363, or via the Internet at www.womens-equity.com.

Please retain this Supplement with the Prospectus.
The date of this Supplement is January 19, 2006